                                                                   Exhibit 10.23

                                                                  EXECUTION COPY

                         OMNIBUS VOTING RIGHTS AGREEMENT
                                    (BA/NC-3)

                            Dated as of July 20, 2000

                                      among

                                PPL MONTANA, LLC,

                                MONTANA OL1 LLC,

                                MONTANA OL4 LLC,

                            THE CHASE MANHATTAN BANK,
 as trustee under the Indenture of Trust, Mortgage and Security Agreement (NC3),
                 dated as of July 20, 2000 with Montana OL1 LLC

                                       and

                            THE CHASE MANHATTAN BANK,
 as trustee under the Indenture of Trust, Mortgage and Security Agreement (BA3),
                 dated as of July 20, 2000 with Montana OL4 LLC



                           COLSTRIP GENERATING UNIT 3
                          AND RELATED COMMON FACILITIES

                                TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
SECTION 1. DEFINITIONS; INTERPRETATION OF THIS OMNIBUS VOTING
           AGREEMENT................................................      2

SECTION 2. EXERCISE OF RIGHTS UNDER VOTE SHARING AGREEMENT..........      3

SECTION 3. RIGHTS OF INDENTURE TRUSTEES UPON LEASE EVENT OF
           DEFAULT .................................................      3

SECTION 4. MISCELLANEOUS............................................      3

   Section 4.1. Amendments and Waivers; Termination ................      3

   Section 4.2. Notices ............................................      4

   Section 4.3. Successors and Assigns .............................      5

   Section 4.4. Measuring Life .....................................      5

   Section 4.5. Governing Law ......................................      6

   Section 4.6. Severability .......................................      6

   Section 4.7. Counterparts .......................................      6

   Section 4.8. Headings and Table of Contents .....................      6

   Section 4.9. Limitation of Liability ............................      6

   Section 4.10.Effectiveness ......................................      7

   Section 4.11.No Partnership, Etc ................................      7

                         OMNIBUS VOTING RIGHTS AGREEMENT

                                    (BA/NC-3)

      This OMNIBUS VOTING RIGHTS AGREEMENT (BA/NC-3), dated as of July 20, 2000 (this "Omnibus Voting Agreement"), among (i) PPL MONTANA, LLC, a Delaware limited liability company ("PPL Montana"), (ii) MONTANA OL1 LLC, a Delaware limited liability company (the "Owner Lessor (1)"), (iii) MONTANA OL4 LLC, a Delaware limited liability company (the "Owner Lessor (4)" and, together with the Owner Lessor (1), the "Owner Lessors"), (iv) THE CHASE MANHATTAN BANK, a banking corporation organized and existing under the laws of the State of New York, not in its individual capacity, but solely as trustee under the Indenture of Trust, Mortgage and Security Agreement (NC3), dated as of July 20, 2000 ("Lease Indenture (2)") with the Owner Lessor (1) (in such capacity, the "Lease Indenture Trustee (2)", and (v) THE CHASE MANHATTAN BANK, a banking corporation organized and existing under the laws of the State of New York, not in its individual capacity, but solely as trustee under the Indenture of Trust Mortgage and Security Agreement (BA3), dated as of July 20, 2000 ("Lease Indenture (4)") with the Owner Lessor (4), (in such capacity, the "Lease Indenture Trustee (4)", and, together with the Lease Indenture Trustee (2), the "Lease Indenture Trustees").

                              W I T N E S S E T H:

      WHEREAS, the rights and obligations as tenants-in-common of the co-owners of Units 3 and 4 and the Common Facilities 3-4 are governed by the Ownership Agreement 3-4; and the rights and obligations as tenants-in-common of the co-owners of the Common Facilities 1-2-3-4 are governed by the Common Facilities Agreement;

      WHEREAS, in connection with the purchase by PPL Montana of Unit 3 from The Montana Power Company ("MPC"), PPL Montana and MPC entered into a Project Committee Vote Sharing Agreement, entered into as of December 17, 1999 (the "Vote Sharing Agreement") in accordance with which PPL Montana, as "Owner" of Unit 3, and MPC, as "Project User" of Unit 4, agreed to share the right to direct the vote of one member of the Project Committee created pursuant to
Section 17 of the Ownership Agreement 3-4 (such vote of such member of the Project Committee shared by PPL Montana and MPC pursuant to the Vote Sharing Agreement hereinafter called the "Shared Vote");

      WHEREAS, simultaneously herewith, PPL Montana has conveyed to each Owner Lessor such Owner Lessor's respective Undivided Interest with respect to Unit 3 pursuant to each Owner Lessor's respective Bill of Sale, and has leased to each Owner Lessor such Owner Lessor's respective Ground Interest with respect to Unit 3 pursuant to such Owner Lessor's respective Site Lease and Sublease;

      WHEREAS, each Owner Lessor will lease to PPL Montana such Owner Lessor's respective Undivided Interest with respect to Unit 3 pursuant to such Owner Lessor's respective Facility Lease, and will sublease to PPL Montana such Owner Lessor's respective Ground Interest with respect to Unit 3 pursuant to such Owner Lessor's respective Site Lease and Sublease, in each case, for such Owner Lessor's respective Facility Lease Term;

      WHEREAS, pursuant to separate Assignment and Reassignment Agreements, each dated as of July 20, 2000 between PPL Montana, LLC and each Owner Lessor (collectively, the "Assignment and Reassignments"), (i) PPL Montana shall be, and have the rights of, a "Project User" to the extent of each Undivided Interest in Unit 3 and each Owner Lessor shall be, and have the rights of, an "Owner" to the extent of its Undivided Interest in Unit 3, (ii) PPL Montana assigned to the applicable Owner Lessor all of PPL Montana's right, title and interest as "Owner" under the Common Facilities Agreement related to such Owner Lessor's Undivided Interest with respect to Unit 3, and (iii) each Owner Lessor reassigned all of such Owner Lessor's right, title, and interest with respect to Unit 3 under the Common Facilities Agreement assigned to it by PPL Montana back to PPL Montana for a term equal to its Facility Lease Term (unless terminated earlier pursuant to the terms of its Assignment and Reassignment);

      WHEREAS, pursuant to the Assignment and Reassignment Agreement between PPL Montana and Owner Lessor (4), PPL Montana has assigned its rights in the Vote Sharing Agreement to Owner Lessor (4) and Owner Lessor (4) has reassigned such rights back to PPL Montana;

      WHEREAS, each Assignment and Reassignment contemplates that the appointment of the representative to the Owner's Committee under the Ownership Agreement 3-4 on behalf of each Undivided Interest with respect to Unit 3 assigned to the applicable Owner Lessor pursuant to such Assignment and Reassignment shall be made in accordance with this Omnibus Voting Agreement; and

      WHEREAS, pursuant to this Omnibus Voting Agreement and the terms hereof, the Owner Lessor (1), the Owner Lessor (4), the Lease Indenture Trustee (2), the Lease Indenture Trustee (4), and PPL Montana will establish the terms under which the exercise of the Shared Vote in accordance with the Vote Sharing Agreement and Ownership Agreement 3-4 in respect of the interests of each Owner Lessor in Unit 3 will be exercised, and (ii) the Owner Lessor (1), the Owner Lessor (4) and PPL Montana will agree with the Lease Indenture Trustee (2) and the Lease Indenture Trustee (4) that the Lease Indenture Trustee (2) or the Lease Indenture Trustee (4) may exercise such rights in certain circumstances.

      NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS; INTERPRETATION OF THIS OMNIBUS VOTING AGREEMENT

      The capitalized terms used in this Omnibus Voting Agreement, including the foregoing recitals, and not otherwise defined herein shall have the respective meanings specified in Appendix A to the Participation Agreements referred to in the Assignment and Reassignments. The general provisions of each Appendix A shall apply to terms used in this Omnibus Voting Agreement and specifically defined herein.

SECTION 2. EXERCISE OF RIGHTS UNDER VOTE SHARING AGREEMENT.

      (a) Owner Lessor (1), Owner Lessor (4), and PPL Montana agree that the exercise of all of PPL Montana's rights under the Vote Sharing Agreement, including the appointment of the representative to the Project Committee pursuant to Section 17 of the Ownership Agreement 3-4 shall be appointed by the owner or owners of the Undivided Interests with respect to Unit 3 who own more than 50% in the aggregate of such Undivided Interests. For purposes of this
Section 2, PPL Montana shall be deemed to be the owner of any Undivided Interest for which the Lessor Possession Date (as defined in the relevant Assignment and Reassignment) shall not have occurred.

      (b) The parties hereto appoint (i) PPL Montana unless and until a Lessor Possession Date shall have occurred under the Facility Lease with Owner Lessor
(4), and (ii) thereafter Owner Lessor (4) or, if an Indenture Event of Default shall have occurred and be continuing under the Lease Indenture (4), Indenture Trustee (4), to act under the Vote Sharing Agreement, in either case (i) or
(ii), as directed pursuant to Section 2(a) and 3.

SECTION 3. RIGHTS OF INDENTURE TRUSTEES UPON LEASE EVENT OF DEFAULT.

      Notwithstanding any other provision of this Omnibus Voting Agreement or any other Operative Document to the contrary, each of the parties to this Omnibus Voting Agreement agrees that, upon the occurrence and during the continuance of a Lease Event of Default under the Facility Lease of either Owner Lessor, the Lease Indenture Trustee which is a party to the Lease Indenture in respect of which the Lease Event of Default shall have occurred and is continuing, shall, so long as the Lien of the respective Lease Indenture shall not have been terminated or discharged, have the right, to the exclusion of PPL Montana and either Owner Lessor, to direct the parties appointed pursuant to
Section 2(b) in the exercise of all of PPL Montana's rights under the Vote Sharing Agreement with respect to the Shared Vote, including, to the extent permitted by the Vote Sharing Agreement, appointment of the representative to the Owner's Committee and the right to direct all such representative's actions and votes thereunder. Upon the occurrence and during the continuance of a Lease Event of Default under both Facility Leases, both Lease Indenture Trustees shall, so long as the Lien of their respective Lease Indentures shall not have been terminated or discharged, have the right to the exclusion of PPL Montana and either Owner Lessor, to jointly direct the parties appointed pursuant to
Section 2(b) in the exercise of all of PPL Montana's rights under the Vote Sharing Agreement with respect to the Shared Vote.

SECTION 4. MISCELLANEOUS

      Section 4.1. Amendments and Waivers; Termination. No term, covenant, agreement or condition of this Omnibus Voting Agreement may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto. Notwithstanding the foregoing, if the Ownership Agreement 3-4 is amended or clarified so as to permit each Owner and Project User (each as defined in the Ownership Agreement 3-4) and each direct or subsequent transferee of either (including any lessee) the right to appoint a separate member to the Owner's Committee, this Agreement shall be terminated and be of no further force and effect.

      Section 4.2. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to each party hereto at its address set forth below or, in the case of any such party hereto, at such other address as such party may from time to time designate by written notice to the other parties hereto:

      If to PPL Montana:

            303 North Broadway, Suite 400
            Billings, MT  59101
            Telephone No.:    (406) 869-5100
            Facsimile No.:    (406) 869-5149
            Attention:  Vice President and General Counsel

      If to the Owner Lessor (1):

            Montana OL1 LLC
            c/o Wilmington Trust Company
            Rodney Square North
            1100 North Market Street
            Wilmington, Delaware 19890-0001
            Telephone No.:  (302) 651-1000
            Facsimile No.:  (302) 651-8882
            Attention: Corporate Trust Administration

      If to the Owner Lessor (4):

            Montana OL4 LLC
            c/o Wilmington Trust Company
            Rodney Square North
            1100 North Market Street
            Wilmington, Delaware 19890-0001
            Telephone No.:  (302) 651-1000
            Facsimile No.:  (302) 651-8882
            Attention: Corporate Trust Administration

      If to the Lease Indenture Trustee (2):

            The Chase Manhattan Bank
            Capital Markets Fiduciary Services
            450 West 33rd Street, 15th Floor
            New York, New York 10001-2697
            Telephone No.: (212) 946-7557
            Facsimile No.: (212) 946-8177/8
            Attention: Annette M. Marsula


      If to the Lease Indenture Trustee (4):

            The Chase Manhattan Bank
            Capital Markets Fiduciary Services
            450 West 33rd Street, 15th Floor
            New York, New York 10001-2697
            Telephone No.: (212) 946-7557
            Facsimile No.: (212) 946-8177/8
            Attention: Annette M. Marsula

      Section 4.3. Successors and Assigns. This Omnibus Voting Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof. Except as expressly provided herein or in the other Operative Documents (as defined in each respective Assignment and Reassignment), no party hereto may assign its interests herein without the consent of the other parties hereto. If any party hereto transfers or assigns any of its Undivided Interest, then such party shall assign all of its rights and obligations under this Omnibus Voting Agreement related to such transferred or assigned interest to the proposed transferee or assignee. Any attempted or purported transfer and assignment other than in accordance with this Section shall be void and of no effect.

      Section 4.4. Measuring Life. If and to the extent that any of the rights and privileges granted under this Omnibus Voting Agreement, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule or law relating to the vesting of interests in property or the suspension of the power of alienation of property, then it is agreed that notwithstanding any other provision of this Omnibus Voting Agreement, such options, rights and privileges, subject to the respective conditions hereof governing the exercise of such options, rights and privileges, will be exercisable only during (a) the longer of (i) a period which will end twenty-one (21) years after the death of the last survivor of the descendants living on the date of the execution of this Facility Lease of the following Presidents of the United States: Franklin D. Roosevelt, Harry S. Truman, Dwight D. Eisenhower, John F. Kennedy, Lyndon B. Johnson, Richard M. Nixon, Gerald R. Ford, James E. Carter, Ronald W. Reagan, George H.W. Bush and William J. Clinton or (ii) the period provided under the Uniform Statutory Rule Against Perpetuities or (b) the specific applicable period of time expressed in this Omnibus Voting Agreement, whichever of (a) and (b) is shorter.

      Section 4.5. Governing Law. This Omnibus Voting Agreement has been delivered in the State of New York and shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance without giving effect to the conflicts of laws provisions thereof except New York General Obligations Law
Section 5-1401.

      Section 4.6. Severability. If any provision hereof shall be invalid, illegal or unenforceable under Applicable Law, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

      Section 4.7. Counterparts. This Omnibus Voting Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

      Section 4.8. Headings and Table of Contents. The headings of the sections of this Omnibus Voting Agreement and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

      Section 4.9. Limitation of Liability. (a) It is expressly understood and agreed by the parties hereto that (a) this Omnibus Voting Agreement is executed and delivered by Wilmington Trust Company ("Wilmington"), not individually or personally but solely as Lessor Manager under the relevant LLC Agreement, in the exercise of the powers and authority conferred and vested in it pursuant thereto, (b) each of the undertakings and agreements herein made on the part of each Owner Lessor are made and intended not as personal undertakings and agreements by Wilmington but are made and intended for the purpose for binding only an Owner Lessor, (c) nothing herein contained shall be construed as creating any liability on Wilmington individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington, be personally liable for the payment of any indebtedness or expenses of either Owner Lessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by either Owner Lessor under this Omnibus Voting Agreement.

      (b) It is expressly understood and agreed by the parties hereto that (a) this Omnibus Voting Agreement is executed and delivered by The Chase Manhattan Bank ("Chase"), not individually or personally but solely as Lease Indenture Trustee under the relevant Lease Indenture, in the exercise of the powers and authority conferred and vested in it pursuant thereto, (b) each of the undertakings and agreements herein made in such capacity are made and intended not as personal undertakings and agreements by Chase but are made and intended in its capacity as Lease Indenture Trustee, (c) nothing herein contained shall be construed as creating any liability on Chase individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto, and (d) under no circumstances shall Chase be personally liable for the payment of any indebtedness or expenses in its capacity as Lease Indenture Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken in such capacity under this Omnibus Voting Agreement.

      Section 4.10. Effectiveness. This Omnibus Voting Agreement has been dated as of the date first above written for convenience only. This Omnibus Voting Agreement shall become effective on July 20, 2000, the date of execution and delivery by each of the parties hereto.

      Section 4.11. No Partnership, Etc. The parties hereto intend that nothing contained in this Omnibus Voting Agreement shall be deemed or construed to create a partnership, joint venture or other co-ownership arrangement by and among any of them.

      IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Voting Agreement to be executed and delivered by their respective officers thereunto duly authorized.

                              PPL MONTANA, LLC

                              By: /s/ Paul A. Farr
                                  ---------------------------
                                  Name:  Paul A. Farr
                                  Title: Vice President

                              MONTANA OL1 LLC

                              By: Wilmington Trust Company, not in its
                                  individual capacity but solely as Lessor
                                  Manager

                              By: /s/ James P. Lawler
                                  ---------------------------
                                  Name: James P. Lawler
                                  Title:Vice President

                              MONTANA OL4 LLC

                              By: Wilmington Trust Company, not in its
                                  individual capacity but solely as its
                                  Independent Manager

                              By: /s/ James P. Lawler
                                  ---------------------------
                                  Name:  James P. Lawler
                                  Title: Vice President

                              THE CHASE MANHATTAN BANK
                              not in its individual capacity, but solely as Lease Indenture Trustee (1) under the Lease Indenture (1)

                              By: /s/ Annette M. Marsula
                                  ---------------------------
                                  Name:  Annette M. Marsula
                                  Title: Vice President

                              THE CHASE MANHATTAN BANK,
                              not in its individual capacity, but solely as Lease Indenture Trustee (4) under the Lease Indenture (4)


                              By: /s/ Annette M. Marsula
                                  ---------------------------
                                  Name:  Annette M. Marsula
                                  Title: Vice President